                                                                   EXHIBIT 99(A)

                          CITADEL HOLDING CORPORATION

                                                  Quarter Ended June 30, 1994 (Projected)
                                                -------------------------------------------
                                                                        If Recapitalization
                                                 If Recapitalization          is not
                                                    is Consummated        Consummated(1)
                                                 -------------------    -------------------
                                                          (Dollars in thousands)
INTEREST INCOME:
  Loans                                               $ 56,834                $ 56,834
  Mortgage-backed securities                               613                     613
  Investment securities and other                        3,163                   3,163
                                                      --------                --------
    Total interest income                               60,610                  60,610
                                                      --------                --------
INTEREST EXPENSE:
  Deposits                                              25,911                  25,911
  FHLB Advances                                          4,154                   4,154
  Other borrowings                                       6,214                   6,214
  Subordinated notes                                     1,843                   1,843
                                                      --------                --------
    Total interest expense                              38,122                  38,122
                                                      --------                --------
NET INTEREST INCOME                                     22,488                  22,488
  Provision for estimated loan losses                   25,012                  25,012
                                                      --------                --------
NET INTEREST INCOME (EXPENSE) AFTER PROVISION
  FOR ESTIMATED LOAN LOSSES                             (2,524)                 (2,524)
                                                      --------                --------
NONINTEREST INCOME (EXPENSE):
  Loan and other fee income                                814                     814
  Gain (loss) on sales of loans, net                    (1,528)                 (1,528)
  Fee income from investment products                    1,698                   1,698
  Fee income on deposits and other income                1,208                   1,208
                                                      --------                --------
                                                         2,192                   2,192
                                                      --------                --------
  Provision for estimated real estate losses            (2,067)                 (2,067)
  Direct costs of real estate operations, net           (3,127)                 (3,127)
                                                      --------                --------
                                                        (5,194)                 (5,194)
                                                      --------                --------
  Loss on sales of mortgage-backed securities, net          16                      16
  Gain (loss) on sales of investment securities, net        24                      24
                                                      --------                --------
                                                            40                      40
                                                      --------                --------
  Loss on assets held for bulk sales                   (56,518)                    _
                                                      --------                --------
    Total noninterest income (expense)                 (59,480)                 (2,962)
                                                      --------                --------
OPERATING EXPENSE:
  Personnel and benefits                                12,072                  12,072
  Occupancy                                              3,707                   3,707
  FDIC insurance                                         2,482                   2,482
  Professional services                                  3,167                   3,167
  Office-related expenses                                1,431                   1,431
  Marketing                                                952                     952
  Restructuring and Recapitalization
    charges and expenses                                11,987                  12,182
  Other general and administrative                       1,865                   1,865
                                                      --------                --------
    Total operating expense                             37,663                  37,858
                                                      --------                --------
EARNINGS (LOSS) BEFORE INCOME TAXES                    (99,667)                (43,344)
  Income tax expense (benefit)                          (7,664)                 (4,785)
                                                      --------                --------
NET EARNINGS (LOSS)                                   $(92,003)               $(38,559)
                                                      ========                ========
NET EARNINGS (LOSS) PER SHARE                         $ (13.95)               $  (5.85)
                                                      ========                ========

(1) A provision for loss on Bulk Sales and certain other contingent restructuring costs associated with consummation of the Recapitalization and Restructuring are not reflected. As discussed in the Company's previously filed report on Form 10-K for the year ended December 31, 1993, in the absence of the Recapitalizaton, the Company would suffer additional consequences.

                          FIDELITY FEDERAL BANK, FSB
                            SELECTED FINANCIAL DATA


                                                                        June 30, 1994
                                                 -------------------------------------------------------------
                                                 If Recapitalization     If Recapitalization
                                                 and Restructuring       and Restructuring
                                                 are Consummated         are not Consummated(1)   Pro forma(2)
                                                 -------------------     ----------------------   ------------
                                                                         (Dollars in thousands)
Stockholders' Equity                             $ 74,238                $127,374                 $186,209
NPLs                                             $144,746(3)             $144,746                 $ 57,074
NPAs                                             $293,606(3)             $293,606                 $ 73,436
Classified Assets                                $458,628(3)             $458,628                 $145,291
Loan GVA                                         $ 81,481(3)             $ 81,481                 $ 60,000
NPAs to Total Assets                                 7.27%                   7.17%                    1.99%
Classified Assets to Total Assets                   11.35%                  11.20%                    3.93%
NPLs to Total Loans                                  4.13%                   4.07%                    1.74%
Tangible Capital to Adjusted Total Assets(4)         1.79%                   3.07%                    5.01%
Core Capital to Adjusted Total Assets(5)             1.83%                   3.11%                    5.04%
Core Capital to Risk-weighted Assets(5)              2.74%                   4.74%                    7.49%
Total Capital to Risk-weighted Assets(5)             5.93%                   7.96%                    8.69%

Notes:

(1) A provision for loss on Bulk Sales and certain other contingent restructuring costs associated with Consummation of the Recapitalization and Restructuring are not reflected. As discussed in the Company's previously filed report on Form 10-K for the year ended December 31, 1993, in the absence of the Recapitalization, the Company would suffer additional consequences.

(2) Reflects the pro forma impact at June 30, 1994 of (i) consummation of the Recapitalization, (ii) consummation of the Bulk Sales and the Deposit Sale, and (iii) redemption of the Subordinated Notes in accordance with the terms of a Settlement Agreement. There can be no assurance that, following the closing of this Offering, the Bulk Sales or the Deposit Sale will close, and the failure of either to close could have a material adverse effect on the amounts presented in this column.

(3) Does not reflect reserve for losses on the bulk asset sales.

(4) As defined in the minimum capital regulations of the Office of Thrift Supervision, 12 C.F.R. Part 567.

(5) As defined in the prompt corrective action regulations of the Office of Thrift Supervision, 12 C.F.R. Part 565.